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                               [LOGO] THE GABELLI
                               EQUITY TRUST INC.

Semi-Annual Report
June 30, 1999
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                               [LOGO] THE GABELLI
                               EQUITY TRUST INC.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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            Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

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To Our Shareholders,

"But Many Who Are First Will Be Last, and The Last First" (Mark 10:31)

      Value stocks excelled in the second quarter of 1999. Cyclical stocks ignited the rally, with the stronger than anticipated economy bolstering the earnings outlook for economically sensitive companies. Other value sectors caught the spark as investors began rotating out of richly valued growth stocks into more reasonably priced companies in a wide range of industries. The Internet balloon did not burst, but enough hot air escaped to bring the ".com" companies closer to earth.

      Also, small cap stocks finally emerged from what has been a long and painful bear market. For the first time in seven quarters, the Russell 2000 outpaced the S&P 500 on its way to posting double digit returns for the quarter.

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                                                              [LOGO] THE GABELLI
                                                              EQUITY TRUST INC.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share increased 10.5% to $12.58, after adjusting for the $0.27 per share distribution on June 28, 1999. The Standard & Poor's 500 Index (S&P 500), the Value Line Composite Index and the Russell 2000 Index increased 7.1%, 17.3% and 15.6%, respectively, over the same period. Each is an unmanaged indicator of stock market performance. Year-to-date, the Equity Trust is up 14.7%. For the twelve months concluded June 30, 1999, the Equity Trust appreciated 12.7% after adjusting for the $1.185 per share in distributions. The S&P 500, the Value Line Composite and the Russell 2000 rose 22.8%, 10.4% and 1.5%, respectively, over the same twelve-month period.

      For the five year period ended June 30, 1999, the Equity Trust's return averaged 17.4% annually, compared to average annual returns of 27.9%, 19.1% and 15.4% for the S&P 500, the Value Line Composite and the Russell 2000. Total return includes adjustments of $6.50 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended June 30, 1999, the Equity Trust achieved a total return of 216.4%, including adjustments of $13.53 per share in distributions, which equates to an average annual return of 12.2%. This compares to 18.8%, 14.0% and 12.4% average annual returns over the same time period for the S&P 500, the Value Line Composite and the Russell 2000.

      Since its inception on August 21, 1986 through June 30, 1999, the Equity Trust has had a total return of 486.2%, including adjustments of $15.66 per share in distributions, which equates to an average annual return of 14.7%.

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                     Average Annual Returns - June 30, 1999
                     --------------------------------------

                                              NAV Average    Average Annual
                                             Annual Return  Investment Return(a)
                                             -------------  -----------------
1  Year ....................................    12.7%          16.7%
5  Year ....................................    17.4%          17.4%
10 Year ....................................    12.2%          14.3%
Life of Fund (August 21, 1986) .............    14.7%          14.0%

(a)   Based on initial offering price of $10.00
--------------------------------------------------------------------------------

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      The Equity Trust's common shares (GAB - NYSE) ended the quarter at $12.375 per share on the New York Stock Exchange, an increase of 6.0% for the quarter and up 12.0% year to date. For the twelve months ended June 30, 1999, the common shares are up 16.7%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.

Spin-off of The Gabelli Utility Trust

      At our Annual Meeting on May 17, 1999, the shareholders of The Gabelli Equity Trust overwhelmingly approved the spin-off of The Gabelli Utility Trust (the "Utility Trust"), a newly organized, non-diversified, closed-end management investment company which will seek long-term growth of capital and income by investing primarily in utility companies involved in the distribution of electricity, gas and water.

      We are pleased to announce that the spin-off was successfully completed on the distribution date of July 9, 1999. Each shareholder of the Equity Trust received one share of the Utility Trust for every ten Equity Trust shares owned. The Utility Trust is listed on the New York Stock Exchange (NYSE) under the symbol "GUT" and began trading on a regular way basis on July 12, 1999. The initial net asset value of the Utility Trust was $7.50 per share.

      In addition to receiving a monthly dividend, we believe this transaction to be beneficial to you because it allows you to participate more directly in the on-going opportunities presented by deregulation and consolidation in the utility industry.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Equity Trust and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

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      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American


                                       2
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food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious Barron's Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from Barron's Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from Barron's 1999 Midyear Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.gabelli.com.

      Barron's ("Q"): Mario, how does the second half look?

      Gabelli ("G"): I said in January that rates would back up to 5.75%-6%. Now they're a little above where I thought they would be. We don't create an official inflation model, but look at it this way: Inflation breaks down into three parts -- labor, commodities and services. Commodity prices have bottomed out. Services, particularly health care, are accelerating. Unit labor costs could start picking up. So if inflation nudges above 3%, I don't see long rates falling below 6%. If rates stay at 6% with the Dow Jones Industrials at 10,700, the market has no margin of safety unless earnings pick up dramatically.

      Q: Will they?

      G: I see U.S. profits roaring ahead. The combination of reasonably good end demand, reasonably okay cost structures and continuing intensity on the part of U.S. companies to further lower their costs adds up to a pretty good outlook.

      Q: Where does that leave the stock market?

      G: Global financial landscapes are being shaped by mergers and acquisitions. The Financial Accounting Standards Board proposes to end pooling-of-interests transactions in January 2001. Between now and then, over a span of 18 months, there will be an incredible rush of deals. Some of them will be for cash, and this flow of funds will help the market.

      When I add it all up, I expect that as soon as any stock sector gets weak, a deal will come along to revive it. So the market will be volatile, with lots of liquidity.

      Before we look ahead, I just want to say that we have had very good success in positioning ourselves in companies that are taken over. Aeroquip-Vickers, which I mentioned in January at $30, was bought by Eaton for $58 cash a share. That was a slam-dunk home run. MediaOne Group, which I also mentioned, has agreed to be acquired by AT&T. That's another reasonably attractive deal. We think that three or four of our other holdings could be taken over.


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American Consumers: Will the Engine of Global Economic Growth Continue Steaming
Along?

      We want to echo again the question we asked in our September 30, 1998 report and repeated in our March 31, 1999 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

      Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

The Market: Earnings and Interest Rates

      In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motors' strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

Value versus Growth, Small Cap versus Large Cap

      Growth has outperformed value for five years and large cap stocks have outperformed small caps for nearly as long. This is not unusual. Style and capitalization sectors generally take lengthy turns leading the market. Does the ascent of value and small cap stocks this quarter signify a major change in market leadership? One quarter of outperformance does not a trend make. But, fundamentals favor value stocks and small cap equities going forward. Despite the strong second quarter rally, based on historical measurements, value stocks remain inexpensive and growth stocks are still overvalued. Small cap stocks offer the dual advantages of generally better earnings growth prospects than large caps and materially lower price/earnings and price/cash flow multiples.

      The accompanying chart shows the ebbs and flows of growth and value investing over the last 23 years. The chart tracks large capitalization stocks but the same would hold true for small and mid-cap stocks.

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      Despite our own value bias and the Equity Trust's focus on smaller companies, our Fund has performed quite well in a market that has strongly favored large cap growth stocks over all others. We believe we can do even better relative to the S&P 500 in a market that tilts toward value and smaller cap stocks.

This Quarter's Scorecard

      We are particularly proud of our portfolio's batting average this quarter. Nearly 75% of our portfolio holdings outperformed the S&P 500. That is almost three hits in every four at bats. Our cyclical holdings were among our most productive batters. Industrial cyclicals such as Navistar, Mark IV Industries, GenCorp. and Caterpillar helped us build a big lead over the benchmark. Energy and energy service companies such as PennzEnergy also connected at the plate. AT&T Corp.'s Liberty Media Group is a contender for "Most Valuable Player", as investors applaud its acquisition of Associated Group. Liberty Media is the tracking stock for the company being run by former Tele-Communications Inc. Chairman and "Value Creator Extraordinaire" John Malone.

      Some of our previous all-stars, most notably Cablevision, Time Warner and Viacom, experienced old-fashioned profit taking. After exceptional performance in 1997-98, momentum investors began purchasing the stocks of these cable and media sluggers. True to form, the momentum investors abandoned their new holdings as soon as they fell behind in the count. We believe these dominant franchises will rebound smartly later this season. We struck out with pharmaceutical holdings Pfizer, Glaxo Wellcome and Amgen.

A Broadcast Recovery?

      American broadcasters suffered through a dismal 1998. They continued to lose eyeballs and advertising dollars to cable television operators, and the Internet captured a larger piece of many companies' advertising

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budgets. However, the tide may be turning. Although the national and local spot markets remain soft, upfront advertising sales are up 13%. Buoyed by spending from pharmaceutical companies, which are now allowed to market their prescription products on television, Internet companies that are spending lavishly on advertising to establish their brand names and big new ad campaigns planned for the millennium, broadcasters' ad revenues should trend higher. Broadcasters will get an additional boost in the upcoming election year as politicians open campaign treasure chests to win the hearts and minds of American voters.

      This quarter, our broadcast holdings were mixed. Paxson Communications posted strong gains. But, Chris-Craft Industries was flat, while Gray Communications declined. We believe that when investors start focusing on next year's numbers, they will begin tuning in to our broadcast laggards.

      A final wild card for broadcasters is the increasing focus by technology giants on the ubiquitous nature of television. The "Holy Grail" is to develop a two way interactive and transaction driven economic model for old fashioned "POTS" (Plain Old Television Stations).

Free Range Rabbit

      The "Energizer Bunny" is running down. Energizer has lost market share to current industry leader Gillette's Duracell subsidiary and Rayovac is also gaining ground. Parent company Ralston Purina is about to free the "Energizer Bunny" in a spin-off. We believe Energizer will be a stronger competitor as an independent company and that off on its own, it may attract a predator in the form of a large branded consumer goods company looking for an entry in the battery business. Releasing Energizer will also help investors more fully appreciate the nutrition in Ralston Purina's dominant pet food franchise.

      Through the years, Ralston Purina management has done an excellent job building value and enhancing shareholder returns through large share repurchase programs. We believe Ralston's parts are worth considerably more than the current market valuation of the whole and that the decision to spin off Energizer represents another terrific move by this shareholder sensitive company.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the recently launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      Investors have concluded that the financial crisis of last fall is over. One consequence of this conclusion has been the increase in money flowing to emerging markets, particularly those located in Asia. Following the economic turmoil that began in July of 1997, most of these countries reacted rapidly. Domestic demand collapsed, capital investments stopped on a dime and, consequently, imports dried up. Even though exports did not grow, the trade balances moved into surpluses, which in turn liquefied the economies. Eventually, capital flowed in, helping to strengthen the currencies. Confidence improved and, in time, domestic demand returned.

      The improved outlook for emerging market economies was a contributing factor in improving the outlook for the global economy, which in turn led to a significant outperformance by cyclical sectors in most international equity markets. Of course, there were additional reasons behind the move into cyclical stocks. Foremost was the decision of the European Central Bank to reduce Euroland interest rates by 0.5%, to 2.5%, at the start of April.

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This signaled the determination of the European Central Bank to encourage growth in Euroland. Also, many of the cyclical sectors of the equity market were priced to reflect the probability of deflation. Indeed, as the quarter progressed, investors' fears of deflation increasingly turned to concerns about inflation. This led to the Federal Reserve Board raising short term U.S. interest rates by 0.25%, to 5.0%, at the end of June.

      The biggest economic surprise of the quarter has to have been the report, announced on June 10, that the Japanese economy grew 1.9% during the first quarter of 1999, which equates to an annualized rate of 8.0%. These figures were totally unexpected and the equity markets responded positively to the news. Looking behind the numbers, much of the rise can be explained by the quarterly jump of 10.3% in public sector investment reflecting government pump priming. However, private consumption, which represents about three-fifths of the economy, rose 1.2% quarter over quarter. This may not sound like much from this side of the Pacific, but it was the first positive number since the first quarter of 1998, and certainly a surprise with regard to the rise in unemployment and the fall in wages.

      We believe that the conditions are in place for a sustained upward movement in the Japanese equity market. Corporations now appear to be embracing the need to restructure. "Risutora" (re-structuring) will result in improved profitability for corporate Japan and we believe the agreement between Hitachi and NEC to merge their "DRAM" operations was a watershed event. These long time rivals decided to seek profits over market share.

      Another bullish signal is that foreign companies are buying Japanese companies. One example of this was the purchase of International Digital Communications, a privately held communications company, by Cable & Wireless of the U.K. Cable & Wireless was the successful acquirer as it outbid NTT. We anticipate that corporate activity in Japan will accelerate sharply in the coming year. The ability of companies to offer stock to the shareholders of an acquired company will serve as one major catalyst for this increased corporate activity. This basic corporate finance tool is currently not permitted in Japan, but analysts anticipate that the commercial code will be changed in the near future to permit paper transactions.

      Of course, there are risks to this more optimistic outlook. First, the economy could continue to deteriorate and the corporate sector could slow their efforts to improve profitability. However, two recent events have reassured investors that the authorities remain committed to engineering an economic turnaround. First, the authorities appear determined to prevent the yen from strengthening below 120 yen per dollar through intervention. Secondly, the head of the Bank of Japan has made it clear that interest rates will remain near zero for the rest of the year. During the quarter, the fund added to its Japanese weighting which represented nearly 20% of the portfolio by the end of June.

      As we have previously mentioned, European markets performed poorly during the quarter. For example, Italy and Switzerland both fell by more than 5% during the quarter. The euro was weak, reflecting sluggish economic growth, turmoil at the European Commission and the war in Kosovo. However, we believe the negative influences have run their course and expect our European equity holdings to rebound in the second half of the year.

      We have outlined the reasons for our enthusiasm regarding European equities on many occasions in the past. In short, we believe that Europe is undergoing a transformation brought about by the single market and the single currency. Merger activity remains robust and 1999 is on target to be a record year for merger and acquisition activity.

      The largest European takeover in history was concluded during the quarter when Olivetti acquired Telecom Italia. Two of the Fund's four top performing holdings for the quarter were European companies that were acquired. Safra Republic Holdings, the Swiss private bank, was bid for by HSBC Holdings and rose 56% for the quarter. Pathe, the French entertainment company, agreed to be purchased by Vivendi, another portfolio holding, and appreciated 47% during the quarter. The other two top performers were Japanese stocks. Nintendo rose by 63% following news of new products and Kadokawa Shoten Publishing appreciated by 53%.

      On the other hand, the Fund's performance was adversely affected by its exposure to a number of pharmaceutical and consumer non-durable companies. For example, Glaxo Wellcome, AstraZeneca and Roche Holding fell by between 15% and 17%. Other poor performers included media holdings Granada Group and Pearson, which both retreated by more than 10%. We believe that all of these companies possess sound fundamentals and retain the characteristics that we seek in investment candidates and we expect that these qualities will be recognized in the second half of the year.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corp. (CVC - $70.00 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Navistar International Corp. (NAV - $50.00 - NYSE) manufactures and markets medium and heavy trucks, school buses and mid-range diesel engines in North America and selected export markets. Navistar has led the U.S. and Canadian markets in combined sales of medium and heavy trucks and school buses for almost 20 years. The company is also a leading supplier of mid-range diesel engines in the 160 to 300 horsepower range. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corp.

Telephone & Data Systems Inc. (TDS - $73.0625 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $53.50 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $13.50 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Tyco International Ltd. (TYC - $94.75 - NYSE), a diversified manufacturing and service company headquartered in Exeter, New Hampshire, is the world's largest manufacturer and installer of fire and safety systems, the largest provider of electronic security services in North America and the United Kingdom and has strong leadership positions in disposable medical products, packaging materials, flow control products, electrical and electronic components and underwater telecommunications systems. The company operates in more than 80 countries around the world and expects fiscal 1999 revenues in excess of $17 billion.

Viacom Inc. (VIA'A - $44.125 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Shareholder Meeting - May 17, 1999 - Final Results

      The Annual Meeting of Shareholders was held on May 17, 1999 at the Greenwich Hyatt Regency in Greenwich Connecticut. As we previously mentioned, at the meeting, shareholders overwhelmingly approved the distribution to Equity Trust shareholders of approximately $75 million of the Equity Trust's net assets in the form of shares of The Gabelli Utility Trust, a newly-organized, closed-end, registered investment company. There were 51,966,317 votes (common and preferred stock voting together as a single class) cast in favor of the proposal, 3,583,204 votes were cast against and 1,447,128 votes abstained.

      At the meeting, the shareholders also approved the election of Bill Callaghan, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza as Directors of the Equity Trust. A total of 69,517,746 votes, 69,455,518 votes and 69,542,520 votes were cast in favor of each Director and 1,203,810 votes, 1,266,038 votes and 1,179,037 votes were withheld for each Director, respectively.

      Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana, James P. Conn, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Equity Trust.

      In addition, the shareholders ratified the selection of PricewaterhouseCoopers LLP as the independent accountants for the Equity Trust for the year ending December 31, 1999. 69,278,738 votes were cast in favor of this proposal, 596,462 votes were cast against this proposal and 846,356 votes abstained.

      We thank you for your participation and appreciate your continued support.

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on June 28, 1999. The next distribution is scheduled for September 1999.

In Conclusion

      In the second quarter of 1999, value reasserted itself and small cap stocks came roaring back. Both of these forces provided a tailwind for our portfolio. Looking ahead, we have our reservations regarding the stock market, which, based on fundamentals, appears to be well above intrinsic value. However, we still see windows of opportunity, particularly in the small and mid-cap value sectors where we are most active. We will strive to continue to uncover such opportunities and maintain a diversified portfolio of what we view as long term fundamental investment bargains.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer

                                   July 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999

Chris-Craft Industries Inc.
Viacom Inc.
Cablevision Systems Corp.
Telephone & Data Systems Inc.
Time Warner Inc.
United Television Inc.
American Express Co.
BCE Inc.
Tyco International Ltd.
Navistar International Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

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                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                           Quarter Ended June 30, 1999
                                   (Unaudited)

                                                                    Ownership at
                                                                       June 30,
                                                         Shares         1999
                                                        --------    ------------
NET PURCHASES
  Common Stocks
3Com Corp. .........................................     34,000        34,000
Aerial Commications Inc. ...........................     21,000        21,000
AGL Resources Inc. .................................     30,000        40,000
Aliant Inc. (a) ....................................     16,670        16,670
Allen Telecom Inc. .................................     31,800       300,000
Allstate Corp. .....................................     25,000        25,000
American Bankers Insurance
  Group, Inc. ......................................     25,000       150,000
Anglogold Ltd. .....................................      3,500         3,500
Antofagasta Holdings plc ...........................     40,000       110,909
Arnoldo Mondadori Editore SpA ......................     10,000        70,000
Arvin Industries Inc. ..............................     50,000        50,000
Asatsu-DK Inc. .....................................     20,000        20,000
Astra Zeneca plc (b) ...............................     35,146        35,146
AT&T Corp. (c) .....................................     75,000       260,000
Audiofina ..........................................      7,700        22,700
AutoNation Inc. ....................................     76,000       350,000
Avondale Industries Inc. ...........................      8,000         8,000
Banco Santander Central
  Hispano SA, Sponsored ADR (d) ....................     50,000       170,000
Barrick Gold Corp. .................................      3,500        13,500
Bell Atlantic Corp. ................................     22,000        22,000
Biogen Inc. (d) ....................................     13,000        26,000
Burlington Resources Inc. ..........................     25,000        95,000
Cable & Wireless plc,
  Sponsored ADR ....................................      4,500        79,500
Case Corp. .........................................      3,000         3,000
Celestial Seasonings Inc. ..........................     58,500        58,500
Cendant Corp. ......................................     25,000       155,000
CenturyTel Inc. (c) ................................     85,000       255,000
Chase Manhattan Corp. ..............................     10,000        10,000
Comcast Corp., Cl. A Special (d) ...................     69,200        98,400
Corn Products International, Inc. ..................      5,000        50,250
CRH plc ORD ........................................     15,000       105,000
Daiichi Kosho Co. Ltd. .............................     12,000        12,000
Delphi Automotive
  Systems Corp. (e) ................................     75,001        75,001
Dexter Corp. .......................................     27,000        47,000
El Paso Electric Co. ...............................    280,000       350,000
EMI Group plc ......................................    165,000       188,288
Energy East Corporation (d) ........................     10,000        20,000
ENI SpA ............................................    112,000       112,000
Ericsson (L.M.) Telephone Co. ......................     28,500        28,500
Ferro Corp. ........................................     50,000       300,000
First Union Corp. ..................................     20,000        20,000
Florida Panthers Holdings Inc. .....................     70,000        90,000
Food Lion Inc., Cl. A ..............................     20,000       160,000
Gallaher Group plc .................................     32,300       252,300
GC Companies Inc. ..................................      3,000        75,000
General Chemical Group Inc. ........................    100,000       105,000
General Cigar Holdings Inc. ........................     20,000       180,000
General Mills Inc. .................................      5,000        70,000
General Motors Corp., Cl. H ........................     10,000        10,000
GenTek Inc. (f) ....................................    105,000       105,000
Genuine Parts Co. ..................................     30,000       100,000
Gerald Stevens Inc. ................................     35,000        35,000
Global TeleSystems Group Inc. ......................      1,000         1,000
Granada Group plc ORD ..............................      5,000       100,000
Gucci Group NV .....................................     10,000        10,000
Harmony Gold Mining Co. Ltd. .......................     12,500        72,500
Harmony Gold Mining Co. Ltd.,
  ADR ..............................................     12,500        12,500
Hilton Hotels Corp. ................................    105,000       650,000
Independent Newspapers Ltd.,
  ORD ..............................................     15,000       323,000
Invik & Co. AB, Cl. B ..............................        191        19,307
Ito Yokado Co. Ltd. ................................      1,000        12,000
Jafco Co. Ltd. .....................................      7,000         7,000
Japan Telecom Co. Ltd. .............................         38            38
Kadokawa Shoten
  Publishing Co., Ltd. .............................      1,300         4,800
Kanamoto Co. Ltd. ..................................     49,000        49,000
KAO Corp. ..........................................      5,000        35,000
Kyorin Pharmaceutical Co., Ltd. ....................     21,000        21,000
Lehman Brothers Holdings Inc. ......................     25,000        63,000
Leucadia National Corporation ......................     54,500        64,500
Liberty Media Group Cl. A (d) ......................    224,224       448,448
Life Technologies, Inc. ............................     31,661        33,661
Lockheed Martin Corp. ..............................     27,000        27,000
Lucent Technologies Inc. (d) .......................     32,000        65,000
LVHM Moet Hennessy Louis
  Vuitton, Sponsored ADR (g) .......................      1,100        12,100
Lyondell Chemical Co. ..............................     55,000        55,000
Mannesmann AG ......................................      5,000         5,000
Matsushita Electric
  Industrial Co. Ltd., ORD .........................     13,000        58,000
Mattel Inc. ........................................     40,000        50,000
Media General Inc., Cl. A ..........................     55,000       400,000
Mellon Bank Corporation (d) ........................     30,000        60,000
Mizuno Corp. .......................................     87,000        87,000
Morgan Stanley Dean
  Witter & Co. .....................................     10,000        10,000
Nalco Chemical Co. .................................     20,000        20,000
Neiman Marcus Group Inc. ...........................     10,000       350,000

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                           Quarter Ended June 30, 1999
                                   (Unaudited)

                                                                    Ownership at
                                                                       June 30,
                                                         Shares         1999
                                                        --------    ------------
NET PURCHASES (continued)
  Common Stocks (continued)
Nestle SA ..........................................        100           800
New York Times Co., Cl. A ..........................     30,000       170,000
News Corp. Ltd. ....................................     30,000       170,000
NEXTEL Communications Inc.,
  Cl. A ............................................      5,000        10,000
Nintendo Co. Ltd. ..................................      1,000        10,500
NTL Inc. ...........................................     10,000        10,000
Obic Co. Ltd. ......................................      5,000         5,000
Omnipoint Corp. ....................................     10,000        10,000
Orogen Minerals Ltd. ...............................    525,000       525,000
Parker-Hannifin Corp. ..............................     20,000        20,000
Park-Ohio Holding Corp. ............................      3,000        55,715
Pathe SA (h) .......................................      7,000        10,500
PennzEnergy Co. ....................................     10,000       250,000
Penton Media Inc. ..................................    100,000       400,000
Pepsi Bottling Group Inc. ..........................      2,000         7,000
Placer Dome Inc. ...................................      7,000        47,000
Prudential Corp. plc ...............................     50,000        50,000
Publishing & Broadcasting Ltd. .....................     40,000       125,000
Pulitzer Inc. ......................................     17,500        20,000
Rental Services Corp. ..............................    136,300       136,300
Rogers Communications Inc.,
  Cl. B , Sponsored ADR (i) ........................      9,655        29,655
Rohm and Haas Co. ..................................     64,001        64,001
Ryder System Inc. ..................................     50,000        50,000
Sanofi-Synthelabo SA (j) ...........................     20,000        20,000
Schibsted A/A ......................................      5,000        70,000
Seagram Co. Ltd. ...................................      5,000       125,000
Sekisui House Ltd. .................................     20,000        72,500
Simsmetal Ltd. .....................................    146,770       146,770
Sprint Corp. (d) ...................................    170,000       400,000
Standard Motor Products Inc. .......................      3,000       163,000
Superior Industries
  International, Inc. ..............................     30,000        70,000
Telefonica de Espana,
  Sponsored ADR ....................................        940        47,940
Telefonica S.A. (k) ................................      3,320        19,320
Tenneco Inc. .......................................     85,000       540,000
Thermo Power Corp. .................................      5,500         5,500
THK Co., Ltd. ......................................     24,500        24,500
Thomas Nelson Inc. .................................      8,000        70,000
TNP Enterprises Inc. ...............................      3,000         3,000
Tokyo Broadcasting System Inc. .....................     10,000        70,000
Toyo Seikan Kaisha Ltd. ............................     10,000        40,000
Travelers Property Casualty Corp.,
  Cl A .............................................     30,000        30,000
Tyco International Ltd. (l) ........................    234,000       260,000
Ucar International Inc. ............................     10,000       100,000
United International
  Holdings, Inc. ...................................      3,000         3,000
Viacom Inc., Cl. A (d) .............................    475,000       950,000
Vivendi (h) ........................................     10,100        15,150
Vodafone Airtouch plc,
  SponsoredADR .....................................     32,500        32,500
Watts Industries Inc., Cl. A .......................     15,000       100,000

NET SALES
  Common Stocks
Aeroquip-Vickers Inc. ..............................   (400,000)           --
AirTouch Communications Inc. .......................    (78,000)           --
Alltel Corp. .......................................    (10,000)       40,000
American Express Co. ...............................    (22,000)      198,000
AMP Inc. (l) .......................................   (515,000)           --
Astra AB, Cl. A (b) ................................    (69,666)           --
BA Merchant Services Inc. ..........................   (344,800)           --
Banca Commerciale Italiana .........................    (80,000)       73,000
Banca Nazionale del Lavoro, ORD ....................   (170,000)           --
Banco Pastor SA ....................................    (18,500)           --
Bankers Trust Corp. ................................    (10,000)           --
BP Amoco plc, Sponsored ADR ........................     (6,000)       69,000
Brylane Inc. .......................................    (55,000)           --
Cablevision Systems Corp., Cl. A ...................    (38,000)      572,000
CDnow Inc. .........................................     (4,960)        5,000
CGU plc ............................................    (30,000)       45,342
CheckFree Holdings Corp. ...........................     (8,000)       10,000
Church & Dwight Co. Inc. ...........................    (13,000)       55,000
Colonial Limited Inc. ..............................    (75,000)      209,979
Coltec Industries Inc. .............................   (220,200)      169,800
Convergys Corp. ....................................     (7,000)       18,000
Cooper Industries Inc. .............................     (2,000)       10,000
Dana Corp. .........................................    (10,223)      290,000
Deere & Co. ........................................     (5,000)      340,000
Donaldson Co. Inc. .................................    (28,400)      252,000
Dow Jones & Co. Inc. ...............................     (2,000)       38,000
duPont de Nemours (E.I.) & Co. .....................     (5,000)       15,000
Fortune Brands Inc. ................................    (60,000)      130,000
Frontier Corp. .....................................    (80,000)           --
GATX Corp. .........................................     (3,000)      102,000
Gerber Scientific Inc. .............................     (2,500)      105,000
Grupo Televisa S.A., GDR ...........................    (15,000)      225,000
Honeywell Inc. .....................................    (60,000)           --
Indus Holding AG ...................................    (10,000)           --
Istitute Nazionale delle
  Assicurazioni ....................................   (390,000)           --

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                           Quarter Ended June 30, 1999
                                   (Unaudited)

                                                                    Ownership at
                                                                       June 30,
                                                         Shares         1999
                                                        --------    ------------
NET SALES (continued)
  Common Stocks (continued)
Koninklijke Philips
  Electronics N.V. (m) .............................       (960)       11,040
Lawter International Inc. ..........................   (100,000)           --
Lihir Gold Ltd. ....................................   (150,000)           --
Loewen Group Inc. ..................................   (110,000)      200,000
LucasVarity plc, Sponsored ADR .....................   (160,000)           --
Manitowoc Co. Inc. (c) .............................     (5,000)        1,000
Maritime Telegraph and
  Telephone Co. Ltd. (a) ...........................    (10,000)           --
Mark IV Industries Inc. ............................     (5,000)      190,000
McGraw-Hill Companies Inc. .........................     (2,000)       98,000
MediaOne Group Inc. ................................     (5,000)      245,000
Moevenpick Holding AG ..............................       (950)           --
Morton International Inc. ..........................   (175,000)           --
Navistar International Corp. .......................    (45,000)      445,000
Northern Telecom Ltd. ..............................    (11,000)           --
Northrop Grumman Corp. .............................     (5,000)       65,000
Park Place Entertainment Corp. .....................    (50,000)      500,000
Pegasus Gold Inc. ..................................   (844,000)           --
Pennzoil-Quaker State Inc. .........................    (33,800)      125,000
Pioneer Hi-Bred International Inc. .................    (20,000)           --
PLATINUM Technology
  International Inc. ...............................    (11,000)           --
Quaker Oats Co. ....................................    (12,000)      110,000
RCN Corporation ....................................    (30,000)      240,000
Sanofi SA (j) ......................................     (5,000)           --
Schering AG ........................................     (7,000)           --
Softbank Corp. .....................................     (9,000)           --
Sprint Corp. (PCS Group) ...........................    (10,000)      110,000
T. Rowe Price Associates Inc. ......................     (5,000)       55,000
TCI Satellite Entertainment Inc.,
  Cl. A ............................................    (10,000)      340,000
Telecom Argentina - Stet France
  Telecom S.A., Sponsored ADR ......................     (2,000)        8,000
Telefonica de Argentina S.A.,
  ADR, Cl. B .......................................     (2,000)        8,000

                                                         Shares/    Ownership at
                                                        Principal      June 30,
                                                         Amount         1999
                                                        --------    ------------
NET SALES (continued)
  Common Stocks (continued)
Telephone and Data Systems Inc. ....................     (5,000)      515,000
Time Warner Inc. ...................................     (4,000)      468,000
Unilever plc (n) ...................................     (8,486)       70,714
United Television Inc. .............................    (21,400)      247,609
US Filter Corp. ....................................   (500,000)           --
Veba AG ............................................    (11,000)           --
Wrigley (Wm.) Jr. Co. ..............................     (3,000)       70,000
Xylan Corp. ........................................   (100,000)           --
Zeneca Group plc ...................................    (25,000)       10,000

Corporate Bonds
Rogers Communications, Inc.,
  7.50% due 09/01/1999 (i) .........................   (200,000)           --

----------
(a) Merger - 1.667 shares of Aliant Inc. for every 1 share of Maritime Telegraph and Telephone Co. Ltd.
(b) Merger - 0.5045 shares of Astra Zeneca plc for every 1 share of Astra AB, Cl. A
(c)   3 for 2 stock split
(d)   2 for 1 stock split
(e) Spinoff - 0.6989 shares of Delphi Automotive Systems Corp. for every 1 share of General Motors Corp.
(f) Spinoff - 1 share of GenTek Inc. for every 1 share of General Chemical Group Inc.
(g)   10% stock dividend
(h)   3 for 1 stock split
(i) Call - Rogers Communications, Inc., 7.50% due 09/01/1999 converted to Rogers Communications Inc., Cl. B , Sponsored ADR at 48.272 shares per $1,000 nominal effective 5/26/99
(j)   Merger - 4 shares of Sanofi-Synthelabo SA for every 1 share of Sanofi SA
(k)   2% stock dividend
(l)   Merger - 0.75 shares of Tyco International Ltd. for every 1 share of AMP
      Inc.
(m)   23 for 25 stock split
(n)   25 for 28 stock split

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS -- 87.2%

                Telecommunications -- 11.5%
     42,000     Aliant Communications Inc. ......  $   649,305    $  1,939,875
     16,670     Aliant Inc. + ...................      162,919         253,981
      5,000     Allegiance Telecom Inc. + .......       74,062         274,375
     40,000     Alltel Corp. ....................      468,285       2,860,000
    260,000     AT&T Corp. ......................    3,541,030      14,511,250
    515,000     BCE Inc. ........................    9,932,838      25,395,938
     12,750     BCT.Telus Communications Inc. ...      222,542         306,312
     52,500     BCT.Telus Communications
                  Inc., Sponsored ADR ...........      950,397       1,261,283
      4,250     BCT.Telus Communications
                  Inc. Cl. A ....................       74,181         100,517
     17,500     BCT.Telus Communications
                  Inc. Cl. A, Sponsored ADR .....      316,799         413,895
     95,000     Cable & Wireless plc ............    1,170,181       1,210,678
     79,500     Cable & Wireless plc,
                  Sponsored ADR .................    1,761,642       3,150,187
  2,448,000     Cable & Wireless Jamaica Ltd. ...      101,642          72,583
     30,000     Cincinnati Bell Inc. ............      291,339         748,125
    255,466     Commonwealth Telephone
                  Enterprises, Inc. + ...........    4,424,217      10,330,406
     20,000     Commonwealth Telephone
                  Enterprises, Inc. Cl. B+ ......      128,902         815,000
     35,000     Compania de
                  Telecomunicaciones de
                  Chile SA, Sponsored ADR .......      592,324         866,250
    167,000     Embratel Participacoes SA + .....    3,517,105       2,317,125
     28,500     Ericsson (L.M.) Telephone Co. ...      777,364         914,941
      1,000     Global TeleSystems Group Inc. + .       77,563          81,000
    265,000     GTE Corp. .......................   11,123,744      20,073,750
     55,000     Hong Kong
                  Telecommunications Ltd.,
                  Sponsored ADR .................      977,277       1,481,562
         38     Japan Telecom Co. Ltd. ..........      591,739         540,389
     10,000     Motorola Inc. ...................      187,870         947,500
        150     Nippon Telegraph and
                  Telephone Corp. ...............    1,183,409       1,748,656
    240,000     RCN Corporation .................    1,679,124       9,990,000
     29,655     Rogers Communications Inc.,
                  Cl. B + .......................      498,886         475,969
    150,000     Rogers Communications Inc.,
                  Cl. B +, Sponsored ADR ........    2,022,159       2,428,125
      5,000     SBC Communications Inc. .........      179,793         290,000
    400,000     Sprint Corp. ....................    6,619,873      21,125,000
      1,800     Swisscom AG .....................      527,064         676,953
     33,400     Tele Centro Sul Participacoes
                  SA + ..........................    1,940,826       1,853,700
    167,000     Tele Norte Leste Participacoes
                  SA +. .........................    2,554,394       3,099,938
      8,000     Telecom Argentina - Stet France
                  Telecom S.A., Sponsored
                  ADR ...........................      164,771         214,000
    550,040     Telecom Italia SpA ..............    2,186,062       5,712,676
    151,500     Telecom Italia SpA,
                  Sponsored ADR .................    3,086,381      15,935,906
    167,000     Telecomunicacoes Brasileiras SA
                  (Telebras), Sponsored ADR .....       12,836          10,437
     19,320     Telefonica S.A. .................      880,878         929,826
      8,000     Telefonica de Argentina S.A.,
                  ADR, Cl. B ....................      202,420         251,000
     47,940     Telefonica de Espana, Sponsored
                  ADR ...........................    1,743,141       7,053,173
     18,000     Telefonos De Mexico SA,
                  Cl. L, ADR ....................      639,025       1,454,625
    167,000     Telesp Participacoes SA .........    6,264,042       3,820,125
     90,000     Telstra Corp. Ltd.+ .............      483,112         515,044
      7,000     U.S. West Inc. ..................      186,029         411,250
                                                    ----------     -----------
                                                    75,169,492     168,863,325
                                                    ----------     -----------

                Equipment and Supplies -- 8.2%

     90,000     AMETEK Inc. .....................    1,219,214       2,070,000
    195,000     Ampco-Pittsburgh Corp. ..........    2,627,873       2,498,437
    143,000     Amphenol Corp., Cl. A + .........    3,730,725       5,684,250
      3,000     Case Corp. ......................      146,379         144,375
     10,000     Caterpillar Inc. ................      136,559         600,000
    107,000     CLARCOR Inc. ....................    1,347,206       2,053,063
    340,000     Deere & Co. .....................    3,295,471      13,472,500
    252,000     Donaldson Co. Inc. ..............    1,607,629       6,174,000
    100,000     Flowserve Corp. .................    1,618,325       1,893,750
      6,500     Franklin Electric Co. ...........      210,023         422,500
    105,000     Gerber Scientific Inc. ..........    1,157,606       2,316,562
    250,000     Hussmann International, Inc. ....    3,040,400       4,140,625
    340,000     IDEX Corp. ......................    2,206,632      11,177,500

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Equipment and Supplies (continued)
     49,000     Kanamoto Co. Ltd. ...............  $   370,269    $    379,603
     50,000     Lufkin Industries Inc. ..........      908,348       1,000,000
      1,000     Manitowoc Co. Inc. ..............       25,450          41,625
    190,000     Mark IV Industries Inc. .........    2,303,844       4,013,750
    445,000     Navistar International Corp. + ..    6,895,709      22,250,000
     20,000     PACCAR Inc. .....................      450,000       1,067,500
     20,000     Parker-Hannifin Corp. ...........      944,750         915,000
    410,000     Pittway Corp. ...................    7,328,386      13,658,125
    115,000     Pittway Corp., Cl. A ............    1,107,450       3,931,563
     85,000     Sequa Corp., Cl. A + ............    3,395,166       5,950,000
     75,000     Sequa Corp., Cl. B + ............    3,888,160       5,362,500
    168,000     SPS Technologies Inc. + .........    2,900,643       6,300,000
     24,500     THK Co., Ltd. ...................      497,151         567,177
     40,000     Toyo Seikan Kaisha Ltd. .........      770,691         899,545
    100,000     Watts Industries Inc., Cl. A ....    1,649,116       1,918,750
                                                   -----------    ------------
                                                    55,779,175     120,902,700

                Entertainment -- 8.2%
    105,768     Ascent Entertainment Group Inc. .      959,442       1,493,973
     40,000     CANAL+, Sponsored ADR ...........    1,355,000       2,112,168
     12,000     Daiichi Kosho Co. Ltd. ..........      325,455         339,314
    188,288     EMI Group plc ...................    1,436,814       1,510,656
    118,000     EMI Group plc, Sponsored ADR ....    1,396,019       2,006,000
     90,000     Florida Panthers
                  Holdings Inc.+ ................      787,000         961,875
     20,000     Fox Entertainment Group Inc. ....      437,438         538,750
     75,000     GC Companies Inc. + .............    1,902,049       2,681,250
      3,000     King World Productions Inc. .....       91,650         104,437
    448,448     Liberty Media Group Cl. A+ ......    4,214,521      16,480,464
    468,000     Time Warner Inc. ................   12,888,363      34,398,000
     65,000     Todd-AO Corp., Cl. A ............      177,273         715,000
    300,000     USA Networks, Inc. + ............    5,774,817      12,037,500
    950,000     Viacom Inc., Cl. A + ............   11,327,358      41,918,750
     90,000     Walt Disney Co. .................    1,343,707       2,773,125
                                                   -----------    ------------
                                                    44,416,906     120,071,262
                                                   -----------    ------------

                Wireless Communications -- 7.1%
     21,000     Aerial Communications Inc.+ .....      165,415         283,500
    133,000     Associated Group Inc.,
                  Cl. A+ ........................      354,616       8,661,625
    133,000     Associated Group Inc.,
                  Cl. B + .......................      354,616       8,669,937
     22,000     Bell Atlantic Corp. .............    1,322,100       1,438,250
    255,000     CenturyTel Inc. .................      629,025      10,136,250
    150,000     COMSAT Corp., Series 1 ..........    3,416,289       4,875,000
    100,000     Loral Space &
                  Communications Ltd. ...........    1,242,687       1,800,000
     10,000     NEXTEL Communica-
                  tions Inc., Cl. A + ...........      268,638         501,875
     10,000     Omnipoint Corp. + ...............      144,219         289,375
    250,000     Securicor Group plc ORD .........      567,956       2,192,958
    110,000     Sprint Corp. (PCS Group) ........      287,077       6,283,750
    340,000     TCI Satellite Entertain-
                  ment Inc., Cl. A+ .............      900,012         998,750
     16,700     Tele Celular Sul Partici-
                  pacoes SA .....................      266,992         362,181
     55,666     Tele Centro Oeste Celular
                  Participacoes SA + ............      166,868         219,185
      3,340     Tele Leste Celular
                  Participacoes SA ..............       89,340          99,365
      8,350     Tele Nordeste Celular
                  Participacoes SA ..............      123,227         225,450
      3,340     Tele Norte Celular
                  Participacoes SA + ............       51,601          90,389
     33,400     Tele Sudeste Celular
                  Participacoes SA + ............    1,057,699         968,600
      8,350     Telemig Celular Partici-
                  pacoes SA + ...................      241,320         205,619
     66,800     Telesp Celular Partici-
                  pacoes SA + ...................    2,135,936       1,786,900
  1,360,000     Telecom Italia Mobile SPA .......    1,654,776       8,113,388
    515,000     Telephone and Data
                  Systems Inc. ..................   11,641,326      37,627,187
     32,500     Vodafone Airtouch plc,
                  Sponsored ADR. ................    6,402,500       6,402,500
    115,813     Vodafone Group plc ORD ..........      546,042       2,281,878
                                                   -----------    ------------
                                                    34,030,277     104,513,912
                                                   -----------    ------------

                Financial Services -- 7.0%
    198,000     American Express Co. (d) ........   19,438,797      25,764,750
     30,000     Argonaut Group, Inc. ............      855,370         720,000
     73,000     Banca Commerciale
                  Italiana ......................      372,861         532,526

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Financial Services (continued)
    170,000     Banco Santander Central Hispano
                  SA, Sponsored ADR .............  $   597,194    $  1,806,250
    300,000     Bankgesellschaft Berlin AG ......    6,004,015       4,126,552
     42,000     Bank of Ireland .................      427,242         705,378
     56,000     Bank of Scotland ................      350,184         741,468
        260     Berkshire Hathaway Inc.,
                  Cl. A + .......................      824,299      17,914,000
     10,000     Chase Manhattan Corp. ...........      776,675         866,250
    209,979     Colonial Limited Inc. + .........      507,271         742,615
     50,000     Commerzbank AG,
                  Sponsored ADR .................    1,189,067       1,544,000
    150,000     Deutsche Bank AG,
                  Sponsored ADR .................    6,224,445       9,225,000
     20,000     First Union Corp. ...............      873,126         940,000
     25,000     Hibernia Corp. ..................      198,750         392,188
    110,000     H&R Block Inc. ..................    3,883,870       5,500,000
     63,000     Lehman Brothers
                  Holdings Inc. .................    2,331,869       3,921,750
     64,500     Leucadia National
                  Corporation ...................    2,077,138       1,636,687
     60,000     Mellon Bank Corporation .........    1,898,845       2,182,500
     50,000     Merrill Lynch & Co. .............    2,628,064       3,996,875
    110,000     Midland Co. .....................    1,199,131       2,791,250
     20,000     Morgan (J.P.) & Co. Inc. ........    1,925,712       2,810,000
     10,000     Morgan Stanley Dean
                  Witter & Co. ..................      945,500       1,025,000
     60,000     Riggs National Corp. ............      552,538       1,233,750
     14,000     Safra Republic Holdings SA ......      698,000         917,000
     40,000     Schroders, plc ..................      903,175         817,128
     40,000     State Street Corp. ..............    1,417,370       3,415,000
     20,000     SunTrust Banks Inc. .............      419,333       1,388,750
     55,000     T. Rowe Price
                  Associates Inc. ...............    1,850,000       2,110,625
     50,000     Unitrin Inc. ....................      817,863       2,050,000
     29,900     Waddell & Reed
                  Financial Inc., Cl. A .........      584,313         820,381
                                                   -----------    ------------
                                                    62,772,017     102,637,673
                                                   -----------    ------------

                Broadcasting -- 6.7%
     50,000     Ackerley Group Inc. .............      544,975         909,375
     22,700     Audiofina .......................      980,102       1,088,755
    357,073     Chris-Craft Industries Inc. + ...    5,082,460      16,827,065
    575,629     Chris-Craft Industries Inc.
                  Cl. B + (a) ...................    8,836,249      27,090,540
    100,000     Granada Group plc ORD ...........    1,567,534       1,855,247
     37,500     Gray Communications
                  Systems Inc. ..................      493,649         750,000
    225,000     Grupo Televisa S.A.,
                  GDR + .........................    4,969,540      10,082,812
    140,000     Liberty Corp. ...................    5,735,905       7,630,000
      3,750     NRJ SA ..........................      560,129         843,470
     10,500     Pathe SA ........................      832,427       1,259,294
    120,000     Paxson Communications
                  Corp. Cl. A ...................    1,206,801       1,620,000
    125,000     Publishing & Broad-
                  casting Ltd. ..................      661,207         823,833
    100,000     Television Broadcasting Ltd.
                  ORD ...........................      396,239         469,157
     70,000     Tokyo Broadcasting
                  System Inc. ...................      791,672       1,012,815
      3,000     United International
                  Holdings, Inc. ................      219,227         202,875
    247,609     United Television Inc. ..........   21,437,098      25,967,994
                                                   -----------    ------------
                                                    54,315,214      98,433,232
                                                   -----------    ------------

                Publishing -- 4.8%
     70,000     Arnoldo Mondadori Editore
                  SpA + .........................      816,206       1,211,692
      3,000     Central Newspapers Inc.,
                  Cl. A .........................      105,638         112,875
     38,000     Dow Jones & Co. Inc. ............    1,753,552       2,016,375
     50,000     Harcourt General Inc. ...........    2,329,563       2,578,125
    323,000     Independent Newspapers Ltd.,
                  ORD ...........................    1,428,821       1,547,534
      4,800     Kadokawa Shoten
                  Publishing Co., Ltd. ..........      583,491         980,240
     98,000     McGraw-Hill
                  Companies Inc. ................    2,206,300       5,285,875
    400,000     Media General Inc., Cl. A .......    9,832,031      20,400,000
    130,000     Meredith Corp. ..................    2,166,057       4,501,250
    170,000     New York Times Co.,
                  Cl. A .........................    2,072,499       6,258,125
    170,000     News Corp. Ltd. .................      927,727       1,448,559
      5,000     News Corp. Ltd., ADR ............       54,120         176,562

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Publishing (continued)
     70,000     Pearson plc ORD .................  $   926,104       1,422,251
    400,000     Penton Media Inc. ...............    4,849,118       9,700,000
     20,000     Pulitzer Inc. ...................      888,500         971,250
    160,000     Reader's Digest Association
                  Inc., Class B .................    4,110,972       6,000,000
     70,000     Schibsted A/A ...................    1,331,230         786,088
  1,500,000     Seat Pagine Gialle SpA + ........      321,923       2,047,821
    200,000     South China Morning Post
                  Holdings ORD ..................      117,763         112,134
     70,000     Thomas Nelson Inc. ..............      903,187         778,750
     17,000     Tribune Co. .....................    1,054,162       1,481,125
                                                   -----------    ------------
                                                    38,778,964      69,816,631
                                                   -----------    ------------

                Cable -- 4.6%
    572,000     Cablevision Systems Corp.,
                  Cl. A + .......................    5,208,453      40,040,000
     40,000     Comcast Corp., Cl. A ............      341,837       1,432,500
     98,400     Comcast Corp., Cl. A
                  Special .......................      852,231       3,782,250
    245,000     MediaOne Group Inc. + ...........    4,700,133      18,221,875
     10,000     NTL Inc. + ......................      841,666         861,875
     40,000     Shaw Communications Inc.+ .......      382,635       1,590,000
     10,000     Shaw Communications Inc.,
                  Cl. B, Conv. ..................       61,583         395,657
    200,000     TeleWest Communications
                  plc+ ..........................      739,839         899,251
                                                   -----------    ------------
                                                    13,128,377      67,223,408
                                                   -----------    ------------

                Food and Beverage -- 4.6%
     30,108     Advantica Restaurant Group,
                  Inc. + ........................      269,796         103,496
     30,000     Bestfoods Inc. ..................    1,507,812       1,485,000
     18,000     Brau und Brunnen + ..............    2,282,408       1,186,963
     58,500     Celestial Seasonings Inc. + .....    1,009,118       1,257,750
     50,250     Corn Products International,
                  Inc.+ .........................    1,590,137       1,529,484
     40,000     Diageo plc, Sponsored
                  ADR ...........................    1,443,102       1,720,000
    450,000     Foster's Brewing Group Ltd. .....      857,334       1,266,638
     70,000     General Mills Inc. ..............    4,149,423       5,626,250
      2,500     Groupe Danone SA ................      612,686         643,969
      4,000     Keebler Foods Co. + .............      107,725         121,500
    115,000     Kellogg Co. .....................    3,355,081       3,795,000
     12,100     LVHM Moet Hennessy Louis
                  Vuitton, Sponsored ADR ........      416,625         722,975
        800     Nestle SA .......................    1,014,437       1,440,566
      7,000     Pepsi Bottling Group Inc. .......      158,808         161,437
    350,000     PepsiCo Inc. ....................    9,719,418      13,540,625
    110,000     Quaker Oats Co. .................    4,265,607       7,301,250
     60,000     Ralcorp Holdings Inc. + .........      940,903         963,750
    125,000     Seagram Co. Ltd. ................    3,649,063       6,296,875
     93,101     Tootsie Roll Industries Inc. ....    1,501,006       3,596,026
    356,000     Whitman Corp. ...................    4,792,266       6,408,000
     70,000     Wrigley (Wm.) Jr. Co. ...........    3,173,614       6,300,000
                                                   -----------    ------------
                                                    46,816,369      65,467,554
                                                   -----------    ------------

                Diversified Industrial -- 4.1%
     10,000     Cooper Industries Inc. ..........      472,563         520,000
    140,000     Crane Co. .......................    1,607,845       4,401,250
    102,000     GATX Corp. ......................    1,533,375       3,882,375
    105,000     GenTek Inc. + ...................    1,039,852       1,456,875
     10,000     ITT Industries Inc. + ...........      310,708         381,250
    416,300     Lamson & Sessions Co. + .........    2,598,540       2,497,800
    105,000     National Service
                  Industries Inc. ...............    2,370,998       3,780,000
      9,000     Oerlikon-Buhrle Holding
                  AG ............................    1,093,579       1,365,477
     55,715     Park-Ohio Holding Corp.+               757,362         943,673
    540,000     Tenneco Inc. ....................   17,748,352      12,892,500
      5,500     Thermo Power Corp. + ............       63,869          64,109
     75,000     Thomas Industries Inc. ..........      769,882       1,537,500
     27,000     TI Group plc                           223,040         180,875
     50,000     Trinity Industries Inc. .........      945,000       1,675,000
    260,000     Tyco International Ltd. .........   16,593,863      24,635,000
    100,000     Weir Group plc ..................      420,789         419,283
                                                   -----------    ------------
                                                    48,549,617      60,632,967
                                                   -----------    ------------

                Consumer Products -- 3.9%
    530,000     Carter-Wallace Inc. .............    7,693,143       9,639,375
     10,750     Christian Dior SA ...............    1,514,055       1,750,049
     55,000     Church & Dwight Co. Inc. ........    1,164,528       2,392,500
      1,400     Compagnie Financiere
                  Richemont AG, Cl. A ...........    1,967,069       2,691,096
     10,000     Department 56 Inc.+ .............      205,417         268,750

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Consumer Products (continued)
    130,000     Fortune Brands Inc. (e) .........  $ 3,488,925     $ 5,378,750
    252,300     Gallaher Group plc ..............    4,399,848       6,165,581
    180,000     General Cigar Holdings Inc. .....    1,968,118       1,406,250
    105,000     General Cigar Holdings Inc.
                  Class B + (a) .................      653,399         820,312
     10,000     Gucci Group NV ..................      670,469         700,000
     52,000     Harley Davidson Inc. ............      260,650       2,827,500
     35,000     KAO Corp. .......................      733,023         983,878
      1,500     Matsushita Electric
                  Industrial Co. Ltd., ADR ......      178,325         297,469
     58,000     Matsushita Electric Industrial
                  Co. Ltd., ORD .................    1,119,102       1,126,912
     50,000     Mattel Inc. .....................    1,240,625       1,321,875
     87,000     Mizuno Corp.                           348,815         329,442
     35,000     National Presto Industries
                  Inc. ..........................    1,316,099       1,338,750
     10,500     Nintendo Co. Ltd. ...............      849,921       1,462,795
    422,000     Ralston Purina Co. ..............    5,413,897      12,844,625
     20,000     Sony Corp., ADR .................    1,057,068       2,207,500
      1,500     Swatch Group AG, Bearer .........      892,765       1,008,679
     10,425     Syratech Corp. + ................      333,704         161,588
     70,714     Unilever plc ....................      735,843         628,654
                                                   -----------    ------------
                                                    38,204,808      57,752,330
                                                   -----------    ------------

                Automotive: Parts and
                  Accessories -- 3.6%
     50,000     Arvin Industries Inc. ...........    1,960,446       1,893,750
     16,302     Borg Warner Automotive Inc. .....      795,429         896,610
    290,000     Dana Corp. ......................   10,985,276      13,358,125
     75,001     Delphi Automotive Systems
                  Corp. + (d) ...................      536,677       1,392,203
    210,000     GenCorp Inc. ....................    3,712,674       5,302,500
    100,000     Genuine Parts Co. ...............    2,803,638       3,500,000
    118,000     Johnson Controls Inc. ...........    2,059,262       8,178,875
    330,000     Modine Manufacturing Co. ........    4,284,009      10,745,625
      6,500     SPX Corp. .......................       87,669         542,750
    163,000     Standard Motor Products Inc. ....    1,748,388       3,993,500
     70,000     Superior Industries
                  International, Inc. ...........    1,819,682       1,911,875
    110,000     TransPro Inc. ...................      988,933         577,500
     60,000     Wynn's International Inc. .......      674,354       1,106,250
                                                   -----------    ------------
                                                    32,456,437      53,399,563
                                                   -----------    ------------

                Energy and Utilities -- 2.5%
     40,000     AGL Resources Inc. ..............      745,432         737,500
     34,000     Apache Corp. ....................      844,013       1,326,000
     70,000     Atlantic Richfield Co. ..........    3,751,112       5,849,375
     69,000     BP Amoco plc, ORD ...............    1,610,797       7,486,500
     60,000     BP Amoco plc, Sponsored
                  ADR ...........................      725,215       1,075,318
     95,000     Burlington Resources Inc. .......    4,076,454       4,108,750
     48,000     Eastern Enterprises .............    1,933,419       1,908,000
     20,000     El Paso Electric Co. + ..........      429,788         520,000
    112,000     Energy East Corporation .........      756,563         668,161
     55,000     ENI SpA .........................    1,201,188       2,488,750
     25,000     Halliburton Co. .................    1,206,926       1,253,125
    250,000     New England Electric
                  System ........................    5,725,673       4,171,875
    125,000     PennzEnergy Co. + ...............    2,993,874       1,875,000
      6,000     Pennzoil-Quaker State Inc.+ .....      173,925         175,500
     15,000     Public Service Co. of North
                  Carolina Inc. .................      310,677         308,438
      3,000     St. Joseph Light & Power Co. ....      113,650         108,750
    350,000     TNP Enterprises Inc. + ..........    2,783,644       3,128,125
                                                   -----------    ------------
                                                    29,382,350      37,189,167
                                                   -----------    ------------

                Hotels/Gaming -- 1.8%
    110,000     Aztar Corp. + ...................      738,332       1,010,625
    180,000     Gaylord Entertainment Co.,
                  Cl. A .........................    4,706,220       5,400,000
      5,000     GTECH Holdings Corp. + ..........       86,269         117,813
    650,000     Hilton Hotels Corp. .............    8,081,362       9,221,875
  1,016,949     Ladbroke Group plc ..............    3,174,247       4,035,467
    100,000     Mirage Resorts Inc. + ...........      532,231       1,675,000
    500,000     Park Place Entertainment
                  Corp.+ ........................    2,827,838       4,843,750
                                                   -----------    ------------
                                                    20,146,499      26,304,530
                                                   -----------    ------------

                Retail -- 1.4%
    350,000     AutoNation Inc.+ ................    5,486,096       6,234,375
     20,500     Coldwater Creek Inc. + ..........      407,220         399,750
     80,000     Earl Scheib Inc. + ..............      749,281         380,000
    160,000     Food Lion Inc., Cl. A ...........    1,739,143       1,900,000
     35,000     Gerald Stevens Inc. + ...........      420,000         420,000
     12,000     Ito Yokado Co. Ltd. .............      749,399         803,638
    100,000     Lillian Vernon Corp. ............    1,362,258       1,300,000
    350,000     Neiman Marcus Group Inc.+ .......    5,267,551       8,990,625
                                                   -----------    ------------
                                                    16,180,948      20,428,388
                                                   -----------    ------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Health Care -- 1.3%
     30,000     Amgen Inc. + ....................  $   256,894    $  1,826,250
     35,146     Astra Zeneca plc ................    1,283,381       1,370,521
     26,000     Biogen Inc. + ...................      181,025       1,672,125
     50,000     Glaxo Wellcome plc ADR ..........    1,009,390       1,389,465
      4,000     Glaxo Wellcome plc ORD ..........      216,096         226,500
     21,000     Kyorin Pharmaceutical Co.,
                  Ltd ...........................      501,545         522,613
     33,661     Life Technologies, Inc. .........    1,244,159       1,216,004
     54,000     Novartis AG, ADR + ..............      970,641       4,009,500
      1,150     Novartis AG, Registered .........    1,431,247       1,678,239
     15,000     Pfizer Inc. .....................      240,750       1,646,250
        140     Roche Holding AG ................    1,374,084       1,438,251
     20,000     Sanofi-Synthelabo SA. ...........      967,750         847,978
     55,000     SmithKline Beecham plc ..........      807,987         714,790
     10,000     Zeneca Group plc+ ...............      394,791         386,831
                                                   -----------    ------------
                                                    10,879,740      18,945,317
                                                   -----------    ------------

                Specialty Chemical -- 1.3%
      5,400     Ciba Specialty Chemicals,
                  ADR 144A (c) + ................       21,140         198,785
     47,000     Dexter Corp. ....................    1,432,574       1,918,187
     15,000     duPont de Nemours
                  (E.I.) & Co. ..................      491,250       1,024,688
    300,000     Ferro Corp. .....................    5,402,963       8,250,000
    105,000     General Chemical
                  Group Inc. ....................      348,186         328,125
     55,000     Lyondell Chemical Co. ...........    1,149,000       1,134,375
     20,000     Nalco Chemical Co. ..............    1,031,000       1,037,500
     64,001     Rohm and Haas Co. ...............    2,992,037       2,744,034
    105,000     Sybron Chemicals Inc. ...........    2,249,913       1,863,750
                                                   -----------    ------------
                                                    15,118,063      18,499,444
                                                   -----------    ------------

                Financial Services: Insurance -- 1.0%
     25,000     Allstate Corp. ..................      973,750         896,875
    150,000     American Bankers Insurance
                  Group, Inc. ...................    8,260,083       8,165,625
     45,342     CGU plc .........................      542,409         655,026
     50,000     Prudential Corp. plc ............      754,035         736,109
     20,000     SCOR SA .........................      773,680         991,197
     84,000     Skandia Forsakrings AB ..........      503,754       1,573,469
     30,000     Travelers Property Casualty
                  Corp., Cl A ...................    1,182,175       1,173,750
                                                   -----------    ------------
                                                    12,989,886      14,192,051
                                                   -----------    ------------

                Business Services -- 0.9%
     20,000     Asatsu-DK Inc ...................      537,134         529,144
    155,000     Cendant Corp. ...................    2,022,986       3,177,500
     10,000     CheckFree Holdings Corp. + ......      115,950         275,625
     18,000     Convergys Corp.+ ................      237,324         346,500
      7,000     Jafco Co. Ltd. ..................      360,733         463,001
    100,000     Landauer Inc. ...................      647,252       2,950,000
    136,300     Rental Services Corp. ...........    3,899,884       3,901,588
     10,833     Reuters Holdings plc, Cl. B,
                  Sponsored ADR .................      815,788         878,150
     15,150     Vivendi .........................    1,284,616       1,226,150
                                                   -----------    ------------
                                                     9,921,667      13,747,658
                                                   -----------    ------------

                Paper and Forest Products -- 0.9%
    252,000     Greif Bros. Corp., Cl. A ........    4,620,381       6,426,000
      3,400     Greif Bros. Corp., Cl. B ........       69,825         100,088
    255,000     St. Joe Co. .....................    2,859,868       6,885,000
                                                   -----------    ------------
                                                     7,550,074      13,411,088
                                                   -----------    ------------

                Automotive -- 0.8%
    188,000     General Motors Corp. (d)             4,722,005      12,408,000
                                                    ----------      ----------

                Aviation: Parts and Services -- 0.7%
    169,800     Coltec Industries Inc. + ........    2,497,679       3,682,538
    100,000     Curtiss-Wright Corp. ............    2,491,103       3,887,500
    130,000     Fairchild Corp., Cl. A ..........    2,434,126       1,657,500
    145,000     Hi-Shear Industries Inc. + ......    1,737,757         373,828
     23,000     Precision Castparts Corp. .......      914,575         977,500
                                                   -----------    ------------
                                                    10,075,240      10,578,866
                                                   -----------    ------------

                Agriculture -- 0.7%
    685,000     Archer-Daniels-
                  Midland Co. ...................   11,770,412      10,574,688
                                                   -----------    ------------

                Communications Equipment -- 0.7%
     34,000     3Com Corp. + ....................      999,418         907,375
    300,000     Allen Telecom Inc.+ .............    2,242,812       3,225,000
     60,000     Dynatech Corporation + ..........      221,124         206,250
     65,000     Lucent Technologies Inc. ........      724,122       4,383,438
      5,000     Mannesmann AG ...................      668,362         745,458
     22,000     Scientific-Atlanta Inc. .........      355,750         792,000
                                                   -----------    ------------
                                                     5,211,588      10,259,521
                                                   -----------    ------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
COMMON STOCKS (continued)

                Real Estate -- 0.6%
    430,000     Catellus Development
                  Corp.+ ......................   $  6,521,589  $    6,665,000
     44,000     Florida East Coast
                  Industries Inc. .............        523,108       1,947,000
     55,000     Griffin Land & Nurseries
                  Inc. + ......................        513,143         653,125
                                                  ------------  --------------
                                                     7,557,840       9,265,125
                                                  ------------  --------------

                Consumer Services -- 0.6%
    200,000     Loewen Group Inc. .............      1,504,486         112,500
     30,000     Midas, Inc. ...................        334,014         851,259
    510,000     Rollins Inc. ..................      5,737,037       8,128,125
                                                  ------------  --------------
                                                     7,575,537       9,091,884
                                                  ------------  --------------

                Transportation -- 0.6%
     79,000     AMR Corp. + ...................      2,696,163       5,391,750
     15,000     Kansas City Southern
                  Industries, Inc. ............        484,941         957,188
     31,273     MIF Ltd. + ....................        449,997         539,682
     50,000     Ryder System Inc ..............      1,344,314       1,300,000
                                                  ------------  --------------
                                                     4,975,415       8,188,620
                                                  ------------  --------------

                Aerospace / Defense -- 0.4%
     27,000     Lockheed Martin Corp. .........        949,100       1,005,750
     65,000     Northrop Grumman Corp. ........      4,683,413       4,310,312
                                                  ------------  --------------
                                                     5,632,513       5,316,062
                                                  ------------  --------------

                Housing Related -- 0.3%
    150,000     Nortek Inc. + .................      1,988,594       4,696,875
      5,000     Nortek Inc., Special
                  Common + (a) ................         72,155         156,250
                                                  ------------  --------------
                                                     2,060,749       4,853,125
                                                  ------------  --------------

                Electronics -- 0.3%
     10,000     General Motors Corp.,
                  Cl. H .......................        574,250         562,500
      3,000     Hitachi Ltd., ADR .............        218,796         283,313
     11,040     Koninklijke Philips
                  Electronics N.V. ............        110,885       1,113,660
      1,500     NEC Corp., ADR ................         43,625          94,687
    100,000     Ucar International Inc. + .....      2,055,976       2,525,000
                                                  ------------  --------------
                                                     3,003,532       4,579,160
                                                  ------------  --------------

                Closed-End Funds -- 0.3%
     59,000     Central European Equity
                  Fund Inc. ...................        740,735         770,688
     70,000     Dresdner RCM Europe
                  Fund ........................        512,662         882,700
     25,000     France Growth Fund Inc. .......        246,844         343,750
     10,000     Gabelli Utility Fund (a) ......        100,000         100,000
     40,250     Italy Fund Inc. ...............        360,845         588,656
     68,000     New Germany Fund ..............        750,658         828,750
     45,942     Royce Value Trust Inc. ........        519,501         608,731
                                                  ------------  --------------
                                                     3,231,245       4,123,275
                                                  ------------  --------------

                Metals and Mining -- 0.3%
      3,500     Anglogold Ltd .................        168,824         150,812
     10,000     Anglogold Ltd.,
                  Sponsored ADR ...............        226,750         215,000
    110,909     Antofagasta Holdings plc ......        654,678         515,720
     13,500     Barrick Gold Corp. ............        281,425         261,562
     72,500     Harmony Gold Mining
                  Co. Ltd. ....................        347,738         341,233
     12,500     Harmony Gold Mining
                  Co. Ltd., ADR. ..............         77,344          60,547
     38,000     Newmont Mining Corp. ..........        996,944         755,250
    525,000     Orogen Minerals Ltd. ..........        667,000         569,164
     47,000     Placer Dome Inc. ..............        613,956         555,188
    146,770     Simsmetal Ltd. ................        594,659         649,079
                                                  ------------  --------------
                                                     4,629,318       4,073,555
                                                  ------------  --------------

                Building and Construction -- 0.2%
    105,000     CRH plc ORD ...................      1,309,846       1,860,812
     15,000     Martin Marietta
                  Materials Inc. ..............        322,688         885,000
     72,500     Sekisui House Ltd. ............        767,892         782,844
                                                  ------------  --------------
                                                     2,400,426       3,528,656
                                                  ------------  --------------

                Computer Software and Services -- 0.1%
      5,000     CDnow Inc.+ ...................         74,908          88,125
      5,000     Obic Co. Ltd. .................        766,393       1,368,334
     95,000     Tyler Technologies Inc. .......        345,519         653,125
                                                  ------------  --------------
                                                     1,186,820       2,109,584
                                                  ------------  --------------

                Conglomerates -- 0.1%
     19,307     Invik & Co. AB, Cl. B .........        890,980       1,136,141
                                                  ------------  --------------

                Shipbuilding -- 0.0%
      8,000     Avondale Industries Inc. ......        305,555         312,000
                                                  ------------  --------------
TOTAL COMMON STOCKS ...........................    741,816,055   1,352,830,462
                                                  ------------  --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                            June 30, 1999 (Unaudited)

                                                                       Market
    Shares                                              Cost           Value
    ------                                              ----           -----
PREFERRED STOCKS -- 0.4%

                Telecommunications -- 0.3%
     10,000     Citizens Utilities Co., 5.000%
                  Conv. Pfd. (EPPICS) .........        467,375         486,250
     40,000     Sprint Corp., 8.250%,
                  Conv. Pfd. ..................      1,419,782       3,480,000
  2,223,575     Telecomunicacoes de
                  Sao Paulo (Telesp),
                  Pfd., Registered ............        206,541         263,739
                                                  ------------  --------------
                                                     2,093,698       4,229,989
                                                  ------------  --------------

                Publishing -- 0.1%
     43,500     News Corp. Ltd.,
                  Sponsored ADR, Pfd. .........        656,340       1,372,969
                                                  ------------  --------------

                Cable -- 0.0%
      8,000     Tele-Communications Inc.,
                  Cl. B, 6.000%,
                  Ex. Jr. Pfd. ................        408,017         816,000
                                                  ------------  --------------

                Wireless Communications -- 0.0%
  2,223,575     Telecomunicacoes de
                  Sao Paulo Celular,
                  Pfd., B .....................         82,623         110,645
                                                  ------------  --------------
TOTAL PREFERRED STOCKS ........................      3,240,678       6,529,603
                                                  ------------  --------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

                Food and Beverage -- 0.0%
     62,463     Advantica Restaurant
                Group, Inc.,Warrants,
                expires 01/07/2005 + ..........        105,603          37,087
                                                  ------------  --------------
TOTAL WARRANTS AND RIGHTS .....................        105,603          37,087
                                                  ------------  --------------

CORPORATE BONDS -- 0.0%

     Principal
      Amount
      ------

                Publishing -- 0.0%
$   200,000     News American Holdings Inc.,
                  Gtd. Ex. Sub. Note,Zero
                  Coupon due 03/31/2002 .......        162,445         299,750
                                                  ------------  --------------
TOTAL CORPORATE BONDS .........................        162,445         299,750
                                                  ------------  --------------

U.S. TREASURY BILLS -- 7.2%
106,378,000     U.S. Treasury Bills,
                4.45% to 4.78% ++
                due 08/26/1999 to
                09/30/1999 (d) ................   $105,527,851    $105,529,417
                                                  ------------  --------------

TOTAL INVESTMENTS (b) -- 99.7% ................   $850,852,632   1,465,226,319
                                                  ============

                                                                    Market
                                                                    Value
                                                                    -----

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (8.9%) ...................                   (126,252,588)
                                                                --------------

NET ASSETS -- COMMON STOCK ..
  (106,478,504 common
    shares outstanding) -- 90.8% ..............                  1,338,973,731
                                                                --------------

NET ASSETS -- PREFERRED STOCK
  (5,400,000 preferred shares
    outstanding) -- 9.2% ......................                    135,000,000
                                                                --------------
TOTAL NET ASSETS -- 100.0% ....................                  1,473,973,731
                                                                --------------

NET ASSET VALUE PER COMMON SHARE
  ($1,338,973,731 / 106,478,504
    shares outstanding ) ......................                         $12.58
                                                                        ======

FUTURES CONTRACTS -- SHORT POSITION

  Number of                                                       Unrealized
  Contracts                                                      Depreciation
                                                                 ------------

   (380)        S&P 500 Index Futures,
                  September 1999 ..............                    ($5,666,750)
                                                                  ============

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                     Expiration    Unrealized
Forward Foreign Exchange Contracts to Deliver           Date      Appreciation
 14,657,129 (f) Hong Kong Dollars in exchange        ----------   ------------
                  for USD $1,887,074 ..........       08/24/99         $ 1,926
                                                                       =======
----------

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b)   For Federal tax purposes:
           Aggregate cost                                         $850,852,632
                                                                  ============
           Gross unrealized appreciation                          $640,126,195
           Gross unrealized depreciation                           (25,752,508)
                                                                  ------------
           Net unrealized appreciation                            $614,373,687
                                                                  ============
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at June 30, 1999 was $198,785 representing 0.01% of total net assets.
(d)   Security was pledged as collateral for futures contracts.
(e) At June 30, 1999, 100,000 shares were pledged as collateral for futures contracts.
(f)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   - American Depositary Receipt
USD   - United States Dollar
ORD   - Ordinary Share
GDR   - Global Depositary Receipt

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1999 (Unaudited)

Assets:
   Investments, at value (Cost $850,852,632) ..............       $1,465,226,319
   Cash and foriegn currency,
     at value (Cost $193,510) .............................              163,272
   Dividends and interest receivable ......................            1,770,307
   Receivable for investments sold ........................           33,027,548
   Unrealized appreciation on forward
   exchange contracts .....................................                1,926
                                                                  --------------
      Total Assets ........................................        1,500,189,372
                                                                  --------------
Liabilities:
   Payable for investments purchased ......................           17,897,342
   Dividend payable .......................................            3,631,602
   Payable for investment advisory fee ....................            1,753,788
   Variation margin .......................................            2,375,000
   Payable to custodian ...................................              304,063
   Accrued expenses and other payables ....................              253,846
                                                                  --------------
      Total Liabilities ...................................           26,215,641
                                                                  --------------
      Net Assets ..........................................        1,473,973,731
                                                                  ==============
Net Assets consist of:
   Cumulative Preferred Stock (7.25% $25
     liquidation value, $0.001 par value,
     8,000,000 shares authorized with 5,400,000
     shares issued and outstanding) .......................       $  135,000,000
   Capital stock, at par value ............................              106,116
   Additional paid-in capital .............................          724,510,449
   Accumulated net realized gain on
     investments, futures contracts
     and foreign currency transactions ....................            5,678,541
   Net unrealized appreciation of investments,
     futures contracts and foreign currency
     transactions .........................................          608,678,625
                                                                  --------------
   Total Net Assets .......................................       $1,473,973,731
                                                                  ==============
   Net Asset Value ($1,338,973,731 /
     106,478,504 shares outstanding;
     200,000,000 shares authorized of
     $0.001 par value) ....................................               $12.58
                                                                          ======

                             STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1999 (Unaudited)

Investment Income:
   Dividends (net of foreign withholding
     taxes of $153,524) .....................................     $   9,311,941
   Interest .................................................         2,593,166
                                                                  -------------
   Total Investment Income ..................................        11,905,107
                                                                  =============
Expenses:
   Investment advisory fees .................................         6,991,924
   Legal and audit fees .....................................           255,916
   Custodian fees ...........................................           199,350
   Shareholder communications ...............................           128,757
   Shareholder service fees .................................           103,367
   Payroll ..................................................            65,000
   Directors' Fees ..........................................            64,580
   Miscellaneous ............................................            57,330
                                                                  -------------
   Total Expenses ...........................................         7,866,224
                                                                  -------------
   Net Investment Income ....................................         4,038,883
                                                                  =============
Net Realized and Unrealized Gain/(Loss)
     on Investments,
   Futures Contracts and Foreign Currency Transactions:
   Net realized gain on investments .........................        69,500,023
   Net realized loss on foriegn currency
     transactions ...........................................          (799,897)
   Net realized loss on futures contracts ...................       (11,768,960)
                                                                  -------------
   Net realized gain on investments,
     futures contracts and foreign currency
     transactions ...........................................        56,931,166
                                                                  -------------
   Net unrealized appreciation on investments futures
     contracts and foreign currency transactions:
     Beginning of period .......................................    489,944,504
     End of period .............................................    608,678,625
                                                                  -------------
   Change in net unrealized appreciation on
     investments futures contracts and foreign
     currency transactions ..................................       118,734,121
                                                                  -------------
   Net Realized and Unrealized Gain on
   Investments, Futures Contracts and Foreign
     Currency Transactions ....................................     175,665,287
                                                                  -------------
   Net Increase in Net Assets Resulting
     from Operations ........................................     $ 179,704,170
                                                                  =============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six Months Ended      Year Ended
                                                                   June 30, 1999       December 31,
                                                                   (Unaudited)             1998
                                                                 ----------------    ----------------
Operations:
  Net investment income .......................................   $     4,038,883    $     7,455,206
  Net realized gain on investments, futures contracts
    and foreign currency transactions .........................        56,931,166        128,440,199
  Net change in unrealized appreciation of investments
    futures contracts and foreign currency transactions .......       118,734,121        (13,195,552)
                                                                  ---------------    ---------------
    Net increase in net assets resulting from operations ......       179,704,170        122,699,853
                                                                  ---------------    ---------------
Distributions to common stock shareholders:
  Net investment income .......................................        (3,776,819)        (6,729,645)
  Net realized gain on investments,
    futures contracts and foreign currency transactions .......       (53,497,694)      (115,514,223)
    Total distributions to common stock shareholders ..........       (57,274,513)      (122,243,868)
Distributions To Preferred Stock Shareholders:
  Net investment income .......................................          (317,932)          (302,666)
  Net realized gain on investments, futures contracts and
    foreign currency transactions .............................        (4,575,818)        (5,189,134)
    Total distributions to preferred stock shareholders .......        (4,893,750)        (5,491,800)
Net increase in net assets from Equity Trust share transactions         4,248,102         16,367,192
Net proceeds from issuance of preferred stock .................                --        130,288,751
                                                                  ---------------    ---------------
    Net increase in net assets ................................       121,784,009        141,620,128
Net Assets:
  Beginning of period .........................................     1,352,189,722      1,210,569,594
                                                                  ---------------    ---------------
  End of period (Including undistributed net investment income
    of $0 and $55,868, respectively) ..........................   $ 1,473,973,731    $ 1,352,189,722
                                                                  ===============    ===============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization. The Gabelli Equity Trust Inc. ("Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (formerly Gabelli Funds, Inc.) (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      Repurchase Agreements. The Equity Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

                          THE GABELLI EQUITY TRUST INC.

              NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

      Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on securities transactions.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

                          THE GABELLI EQUITY TRUST INC.

              NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Distributions to shareholders of The Gabelli Equity Trust Inc., 7.25% Tax Advantaged Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Agreements and Transactions with Affiliates. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 1999, the Equity Trust's total return on the net asset value of the common shares exceeded the stated dividend rate of the Cumulative Preferred Stock. The management fee earned on the assets attributable to the Cumulative Preferred Stock was $669,452 for the six months ended June 30, 1999.

      During the six months ended June 30, 1999, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $266,823 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

      On March 29, 1999, the Equity Trust acquired 10,000 shares of the Gabelli Utility Trust at $10.00 per share. The Gabelli Utility Trust will be spun off to Equity Trust shareholders in the form of a distribution, pending effectiveness of its registration statement and funding by the Equity Trust of approximately $80 million.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $296,644,452 and $318,066,114, respectively, for the six months ended June 30, 1999.

                          THE GABELLI EQUITY TRUST INC.

              NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

5. Capital. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares of common stock (par value $0.001).

Capital stock transactions were as follows:

                                            Six months ended              Year ended
                                              June 30, 1999            December 31, 1998
                                       -------------------------   -------------------------
                                          Shares        Amount        Shares       Amount
                                       -----------   -----------   -----------   -----------
Shares issued upon reinvestment
  of dividends and distributions ...       362,157   $ 4,248,102     1,439,964   $16,367,192
                                       -----------   -----------   -----------   -----------
Net Increase .......................       362,157   $ 4,248,102     1,439,964   $16,367,192
                                       ===========   ===========   ===========   ===========

      The Equity Trust's Articles of Incorporation authorize the issuance of up to 8,000,000 shares of $0.001 par value Cumulative Preferred Stock. On June 9, 1998, the Equity Trust received net proceeds of $130,288,751 (after offering costs and underwriting discounts of $4,711,249) from the public offering of 5,400,000 shares of Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. At June 30, 1999, 5,400,000 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $81,563. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with the approval of a majority of the holders of common stock, the approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Equity Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Subsequent Events. On July 9, 1999, after contributing a total of $79,587,259.35 in cash and securities, the Equity Trust distributed 10,611,634.5806 shares of The Gabelli Utility Trust pro rata to the shareholders of record on July 1, 1999 of the Equity Trust.

                          THE GABELLI EQUITY TRUST INC.

                              FINANCIAL HIGHLIGHTS

                                                      Six Months Ended                       Year Ended December 31,
                                                          06/30/99           --------------------------------------------------
Per share amount for an Equity Trust                   (Unaudited)(a)         1998(a)           1997(a)          1996(a)
share outstanding throughout each period.              --------------         -------           -------          -------
Operating performance:
  Net asset value, beginning of period ...............   $    11.47        $     11.56       $      9.77       $     9.95
                                                         ----------        -----------       -----------       ----------
  Net investment income ..............................         0.04               0.07              0.08             0.11
  Net realized and unrealized gain (loss)
    on investments ...................................         1.65               1.09              2.75             0.71
                                                         ----------        -----------       -----------       ----------
  Total from investment operations ...................         1.69               1.16              2.83             0.82
                                                         ----------        -----------       -----------       ----------
  Decrease in net asset value from
    Equity Trust share transactions ..................           --                 --                --               --
  Offering expenses charged to capital surplus .......           --              (0.04)               --               --
Distributions to common stock shareholders:
  Net investment income ..............................        (0.04)             (0.06)            (0.08)           (0.11)
  In excess of net investment income .................           --                 --             (0.00)(c)           --
  Net realized gains .................................        (0.50)             (1.10)            (0.92)           (0.78)
  In excess of net realized gains ....................           --                 --             (0.01)           (0.00)(c)
  Paid-in capital ....................................           --                 --             (0.03)           (0.11)
                                                         ----------        -----------       -----------       ----------
Distributions to preferred shareholders:
  Net investment income ..............................        (0.00)(c)          (0.00)(c)            --               --
  Net realized gains .................................        (0.04)             (0.05)               --               --
                                                         ----------        -----------       -----------       ----------
  Total distributions ................................        (0.58)             (1.21)            (1.04)           (1.00)
                                                         ----------        -----------       -----------       ----------
  Net Asset Value, end of period .....................   $    12.58        $     11.47       $     11.56       $     9.77
                                                         ==========        ===========       ===========       ==========
  Market value, end of period ........................   $   12.375        $    11.563       $    11.688       $    9.375
                                                         ==========        ===========       ===========       ==========
  Total Investment Return* ...........................        12.00%              9.23%            37.46%           11.00%
                                                         ==========        ===========       ===========       ==========
  Total Return** .....................................        14.70%              9.55%            30.46%            9.00%
                                                         ==========        ===========       ===========       ==========
Ratios to average net assets available to
   common stock shareholders and
   supplemental data:
  Net assets, end of period (in 000's) ...............   $1,469,726        $ 1,352,190       $ 1,210,570       $1,015,437
  Net assets attributable to common shares,
    end of year (in 000's) ...........................   $1,334,726        $ 1,217,190       $ 1,210,570       $1,015,437
  Ratio of net investment income to average net assets
    attributable to common stock .....................         0.64%(f)           0.60%             0.76%            1.07%
  Ratio of operating expenses to average net assets
    attributable to common stock .....................         1.24%(f)           1.15%             1.14%            1.18%
  Ratio of operating expenses to average
    total net assets(e) ..............................         1.13%(f)           1.09%             1.14%            1.18%
  Portfolio turnover rate ............................         22.9%              39.8%             39.2%            18.9%
Preferred Stock:
  Liquidation value, end of period (in 000's) ........   $  135,000        $   135,000                --               --
  Total shares outstanding (in 000's) ................        5,400              5,400                --               --
  Asset coverage .....................................        1,089%             1,001%               --               --
  Liquidation preference per share ...................   $    25.00        $     25.00                --               --
  Average market value (d) ...........................   $    25.57        $     25.63                --               --

                                                             Year Ended December 31,
                                                           --------------------------
Per share amount for an Equity Trust                         1995(a)         1994(a)
share outstanding throughout each period.                    -------         -------
Operating performance:
  Net asset value, beginning of period ...............     $     9.46       $   11.23
                                                           ----------       ---------
  Net investment income ..............................           0.13            0.14
  Net realized and unrealized gain (loss)
    on investments ...................................           1.74           (0.08)
                                                           ----------       ---------
  Total from investment operations ...................           1.87            0.06
                                                           ----------       ---------
  Decrease in net asset value from
    Equity Trust share transactions ..................          (0.37)             --
  Offering expenses charged to capital surplus .......          (0.01)             --
Distributions to common stock shareholders:
  Net investment income ..............................          (0.13)          (0.14)(b)
  In excess of net investment income .................             --              --
  Net realized gains .................................          (0.47)          (0.37)(b)
  In excess of net realized gains ....................          (0.02)(a)          --
  Paid-in capital ....................................          (0.38)          (1.32)(b)
                                                           ----------       ---------
Distributions to preferred shareholders:
  Net investment income ..............................             --              --
  Net realized gains .................................             --              --
                                                           ----------       ---------
  Total distributions ................................          (1.00)          (1.83)
                                                           ----------       ---------
  Net Asset Value, end of period .....................     $     9.95       $    9.46
                                                           ==========       =========
  Market value, end of period ........................     $    9.375       $   9.625
                                                           ==========       =========
  Total Investment Return* ...........................          11.70%          (5.10)%
                                                           ==========       =========
  Total Return** .....................................          20.60%           0.50%
                                                           ==========       =========
Ratios to average net assets available to
   common stock shareholders and
   supplemental data:
  Net assets, end of period (in 000's) ...............     $1,034,091       $ 825,193
  Net assets attributable to common shares,
    end of year (in 000's) ...........................     $1,034,091       $ 825,193
  Ratio of net investment income to average net assets
    attributable to common stock .....................           1.26%           1.29%
  Ratio of operating expenses to average net assets
    attributable to common stock .....................           1.21%           1.19%
  Ratio of operating expenses to average
    total net assets(e) ..............................           1.21%           1.19%
  Portfolio turnover rate ............................           25.1%           22.2%
Preferred Stock:
  Liquidation value, end of period (in 000's) ........             --              --
  Total shares outstanding (in 000's) ................             --              --
  Asset coverage .....................................             --              --
  Liquidation preference per share ...................             --              --
  Average market value (d) ...........................             --              --

----------
* Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in-capital were $0.064, $0.031 and $0.655, respectively.
(c)   Amount represents less than $0.005 per share.
(d)   Based on weekly prices.
(e) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.
(f)   Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer,
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman,
  The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                           Common      7.25% Preferred
                                           ------      ---------------

NYSE-Symbol:                                GAB             GAB Pr

Shares Outstanding:                      106,478,504      5,400,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com


                                                              Semi-Annual Report
                                                                 June 30, 1999

                                                                     GBFCM 06/99